EXHIBIT 10.11

AMENDMENT NO. 1 TO MANAGEMENT AGREEMENT

This Amendment No. 1 to Management Agreement (this “Amendment”) is entered into as of this 13th day of January, 2017, by and among uSell.com, a Delaware corporation (“uSell”), Scott Tepfer (“Scott”), Brian Tepfer (“Brian” and together with Scott, the “Tepfers”), Daniel Brauser (“Brauser”) and Nikhil Raman (“Raman”).

BACKGROUND

uSell, the Tepfers, Brauser and Raman are parties to a Management Agreement dated as of October 1, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Management Agreement”) which governs the management of the business and operations of BST Distribution Inc., a New York corporation (the “Corporation”) and We Sell Cellular, LLC, a Delaware limited liability company (the “LLC”).

uSell, the Corporation and the LLC are entering into a Note Purchase Agreement dated as of the date hereof with ___________________, other Purchasers party thereto from time to time and _______________________, as agent for itself and the other Purchasers (the “Note Purchase Agreement”). In connection with the transactions contemplated by the Note Purchase Agreement, the parties hereto have agreed to amend the Management Agreement.

NOW, THEREFORE, good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.            Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Management Agreement.

2.            Amendment to Management Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 below, Article VII of the Management Agreement is amended in its entirety to provide as follows:

“ARTICLE VII
LOAN OBLIGATIONS

Until such time as all Liabilities have been indefeasibly paid in full and the Companies’ right to request financial accommodations under the Note Purchase Agreement has been terminated, the Parties acknowledge that notwithstanding anything contained in this Agreement to the contrary (including without limitation the restrictions contained in Section 4.01), the transactions, rights and obligations contemplated by the Pledge Agreement and the Security Agreement including without limitation the rights of the Agent to transfer the shares of the Corporation in connection with the Agent’s exercise of secured creditor remedies) shall be exempt from all restrictions contained in this Agreement. For purposes hereof, (a) the terms “Liabilities,” “Companies,” “Pledge Agreement,” and “Security Agreement” shall have the meanings given to those terms in the Note Purchase Agreement and (b) the term “Note Purchase Agreement” shall mean the Note Purchase Agreement dated as of January 13, 2017 by and among uSell, the Corporation, the LLC, the Purchasers named and as defined therein and _________________________, as agent (the “Agent”) for such Purchasers, as the same may be amended, modified, restated and supplemented from time to time.”

3.            Conditions Precedent to Effectiveness. This Amendment shall become effective upon execution of uSell, the Tepfers, Brauser and Raman.

4.            Representations and Warranties. Each Party hereto hereby represents and warrants as follows:

(a)     This Amendment and the Management Agreement, as amended hereby, constitute legal, valid and binding obligations of such Party and are enforceable against such Party in accordance with their respective terms.

(b)     Upon the effectiveness of this Amendment, each Party hereby reaffirms all covenants, representations and warranties made in the Management Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

5.            Effect on the Management Agreement.

(a)     Upon the effectiveness hereof, each reference in the Management Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

(b)     Except as specifically provided herein, the Management Agreement shall remain in full force and effect, and are hereby ratified and confirmed.

6.            Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of Delaware.

7.            Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8.            Counterparts; Electronic Transmission. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile or other electronic transmission shall be deemed to be an original signature hereto.

[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

USELL.COM, INC.

Scott Tepfer

Brian Tepfer

Daniel Brauser

Nikhil Raman

Acknowledged and agreed to:

BST DISTRIBUTION, INC.

By:
Brian Tepfer
Chief Executive Officer

WE SELL CELLULAR, LLC

By:
Nikhil Raman
Manager